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                                                                   EXHIBIT 23(B)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.33-94124) and Form S-3 (No. 33-94116) of Malan Realty Investors, Inc. of our report dated March 27, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Chicago, Illinois
March 27, 2002